LIMITED TERM NEW YORK MUNICIPAL FUND

                  Supplement dated November 10, 1998 to the

                       Prospectus dated April 22, 1998

The Prospectus is changed as follows:

1. The Supplement dated May 15, 1998 to the Prospectus is replaced by this Supplement.

2. The reference to "non-diversified mutual fund" on the front cover of the Prospectus is changed to "diversified mutual fund".

3. Footnote number 3 under the table entitled AShareholder Transaction Expenses" on page 3 is modified to read as follows:

            (1) If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.

4. The fourth sentence of "A Brief Overview of the Fund - How Risky Is The Fund" on page 6 is hereby deleted.

5. The paragraph entitled "Non-Diversification" set forth under "Investment Risks" on page 16 is hereby deleted.

6. The following paragraph is added to the end of "Investment Risks" on page 17:

            "Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.

            The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Fund's Custodian and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative affect on the services they provide to the Fund. The extent of that risk cannot be ascertained at this time."

7. The second sentence of the paragraph entitled AClass A Shares" in the section entitled AHow to Buy Shares-Classes of Shares" on page 26 is modified to read as follows:

            If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge, described below.

8. The first and second sentences of the second paragraph of the section entitled ABuying Class A Shares-Class A Contingent Deferred Sales Charge" on page 31 are modified to read as follows:

            If you redeem any Class A shares subject to the contingent deferred sales charge described above within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998).

9. The second sentence of the fourth paragraph of the section entitled ABuying Class A Shares-Class A Contingent Deferred Sales Charge" on page 32 is modified to read as follows:

            However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply. (A different holding period may apply to shares purchased prior to June 1, 1998).

10. The paragraph entitled ASpecial Arrangements With Dealers" on page 32 is hereby deleted.

11. The following sub-paragraphs of the section entitled "Waivers of Class A Sales Charges" are deleted:

            |_| if, at the time of purchase of shares (prior to May 1, 1997) the dealer agrees in writing to accept the dealer=s portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

            |_| if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agrees in writing to accept the dealer=s portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

12. The sub-section captioned AOppenheimerFunds Internet Web Site@ under the heading ASpecial Investor Services@ starting on page 39 is revised as follows:

            OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address:
            http://www.oppenheimerfunds.com.         Additionally,
            certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site, you must first obtain a personal identification number ("PIN") by
            calling       OppenheimerFunds       PhoneLink      at
            1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.

November 10, 1998                                             PS0355.003